                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                          SMITH MICRO SOFTWARE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

                                      N/A
          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

                                      N/A
          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                                      N/A
          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

                                      N/A
          ----------------------------------------------------------------------

     (5)  Total fee paid:

                                      N/A
          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

                                      N/A
          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

                                      N/A
          ----------------------------------------------------------------------

     (3)  Filing Party:

                                      N/A
          ----------------------------------------------------------------------

     (4)  Date Filed:

                                      N/A
          ----------------------------------------------------------------------

                          [SMITH MICRO SOFTWARE LOGO]


May 1, 2000


Dear Smith Micro Stockholders:

    We are pleased to invite you to our 2000 Annual Meeting which will be held at the corporate headquarters of the Company, located at 51 Columbia, Aliso Viejo, California 92656, on Tuesday, May 30, 2000, at 10:00 a.m., Pacific Daylight Savings Time.

     The Annual Meeting will begin with a report on the Company's progress, followed by a discussion and stockholder questions. Voting on election of directors and other matters is also scheduled. The items to be voted on are addressed in the enclosed Notice of Annual Meeting of Stockholders and Proxy Statement.

    Your vote is important. Whether or not you plan to attend the Annual Meeting, you can be sure your shares are represented at the meeting by promptly voting and submitting your proxy by phone, by Internet or by completing, signing, dating and returning the enclosed proxy card in the pre-paid envelope provided for your convenience. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so simply by voting in person at the meeting.

    We look forward to seeing you at the Annual Meeting.



                                            Sincerely,


                                            /S/ WILLIAM W. SMITH, JR.


                                            William W. Smith, Jr.
                                            Chairman of the Board,
                                            President and Chief Executive
                                            Officer

                           SMITH MICRO SOFTWARE, INC.
                  --------------------------------------------

                           NOTICE OF ANNUAL MEETING OF
                                  STOCKHOLDERS

                                  MAY 30, 2000

                  --------------------------------------------

To the Stockholders of Smith Micro Software, Inc.:

         Notice is hereby given that the 2000 Annual Meeting of Stockholders (the "Annual Meeting") of Smith Micro Software, Inc. (the "Company") will be held at the Company's corporate headquarters, located at 51 Columbia, Aliso Viejo, California 92656, on Tuesday, May 30, 2000, at 10:00 a.m., Pacific Daylight Savings Time, for the following purposes:

        1. To elect two (2) directors to serve on the Company's Board of Directors until the 2003 Annual Meeting;

        2. To approve amendments to the Company's 1995 Stock Option/Stock Issuance Plan to (i) increase the number of shares of Common Stock authorized for issuance under the Plan from 1,750,000 shares to 2,750,000, and (ii) to increase the limitation on the number of shares of Common Stock which may be granted to any one individual as stock options or direct stock issuances from 250,000 to 400,000 shares per calendar year;

        3. To approve an amendment to the Amended and Restated Certificate of Incorporation to increase the number of shares of Common Stock authorized for issuance thereunder by an additional 10,000,000 shares to a total of 30,000,000 shares of Common Stock;

        4. To ratify the appointment of Deloitte & Touche LLP as the Company's independent auditor for fiscal year 2000; and

        5. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         The close of business on April 12, 2000 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. Only stockholders of record at such time will be so entitled to vote. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the executive offices of the Company.

         You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you can be sure your shares are represented at the meeting by promptly voting and submitting your proxy by phone, by Internet or by completing, signing, dating and returning the enclosed proxy card in the pre-paid envelope provided for your convenience. Even if you have given your proxy, you may still vote in person if you attend the Annual Meeting.

         A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK MUST BE REPRESENTED AT THE ANNUAL MEETING IN ORDER TO CONSTITUTE A QUORUM. PLEASE RETURN YOUR PROXY CARD IN ORDER TO ENSURE THAT A QUORUM IS OBTAINED.

                              YOUR VOTE IS IMPORTANT

                                           By Order of the Board of Directors,
                                           RHONDA L. SMITH
                                           Secretary
                                           Aliso Viejo, California
                                           May 1, 2000

                           SMITH MICRO SOFTWARE, INC.

                  --------------------------------------------

                                 PROXY STATEMENT
                  --------------------------------------------

         This Proxy Statement and the enclosed proxy card are furnished in connection with the 2000 Annual Meeting of Stockholders (the "Annual Meeting") of Smith Micro Software, Inc. ("Smith Micro" or the "Company"), which will be held at the Company's corporate headquarters located at 51 Columbia, Suite 200, Aliso Viejo, California 92656, on Tuesday, May 30, 2000, at 10:00 a.m., Pacific Daylight Savings Time. Stockholders of record at the close of business on April 12, 2000, are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

         The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice and are described in more detail in this Proxy Statement. On April 12, 2000, there were 15,845,126 shares of Common Stock outstanding, $.001 par value per share (the "Common Stock"). Each share of Common Stock is entitled to one vote on all matters brought before the Annual Meeting.

         A majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum. The Company's inspector of elections for the Annual Meeting will count abstentions and so-called "broker non-votes" (i.e., shares held by a broker or other nominee having discretionary power to vote on some matters but not others) for purposes of determining whether a quorum exists for the transaction of business at the Annual Meeting. Abstentions are also counted in tabulating the total number of votes cast on matters voted on by the stockholders at the Annual Meeting. Broker non-votes are not counted for purposes of determining either the number of votes cast on any matter voted on by the stockholders or whether such matter has been approved.

          Properly executed proxies will be voted in the manner directed by the stockholders. If no direction is made on proxies, such proxies will be voted FOR the election of the nominees named under the caption "Election of Directors" as directors of the Company, FOR the approval of the amendments to the Company's 1995 Stock Option/Stock Issuance Plan for (i) a 1,000,000-share increase in the number of shares of Common Stock authorized for issuance over the term of the plan and (ii) an increase to the limitation on the number of shares of Common Stock which may be issued to any one individual per calendar year as stock options or direct stock issuances to 400,000 shares, FOR the approval of the amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock to 30,000,000 and FOR the ratification of the selection of Deloitte & Touche LLP as independent auditor of the Company for 2000.

         The enclosed proxy is being solicited by the Company's Board of Directors and is revocable at any time prior to its exercise. A proxy may be revoked by delivery of a written revocation to the Secretary of the Company, by presentation of a subsequent proxy, properly signed, or by attendance at the Annual Meeting and voting in person.

         This Proxy Statement, the enclosed proxy card and the Company's Annual Report for the year ended December 31, 1999, are scheduled to be mailed commencing on or about May 1, 2000 to stockholders of record on April 12, 2000.

         The principal executive offices of the Company are located at 51 Columbia, Suite 200, Aliso Viejo, California 92656. The Company's phone number is (949) 362-5800.

                             PRINCIPAL STOCKHOLDERS

         The following table sets forth certain information known to the Company as of April 12, 2000, with respect to beneficial ownership of the Company's Common Stock by (i) each person (or group of affiliated persons) who is known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock, (ii) each director and nominee for director, (iii) the Chief Executive Officer and each other Named Executive Officer of the Company (as such term is defined below under the caption "Executive Compensation and Related Information"), and (iv) all current directors and executive officers as a group, together with the approximate percentages of outstanding Common Stock owned by each of them. The following table is based upon information supplied by directors, executive officers, and principal stockholders.


NAME AND ADDRESS OF                              AMOUNT OF COMMON STOCK        PERCENTAGE OF COMMON STOCK
BENEFICIAL OWNER(1)                               BENEFICIALLY OWNED(2)           BENEFICIALLY OWNED
-------------------                              ----------------------        ---------------------------
Rhonda L. Smith and                                     9,814,914                        61.86%
William W. Smith, Jr.(3)

Robert W. Scheussler(4)                                   173,917                         1.09%

David P. Sperling(5)                                       97,083                           *

Mark W. Nelson(6)                                           6,250                           *

Thomas G. Campbell(7)                                      20,000                           *

David M. Stastny(8)                                        10,000                           *

All current directors and executive                    10,115,914                        62.58%
officers as a group (6 persons)(9)

--------------------
*        Less than 1%.

(1) Unless otherwise indicated, (i) each named individual's address is 51 Columbia, Aliso Viejo, California 92656 and (ii) the persons named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

(2) Applicable percentage ownership is based on 15,845,126 shares of Common Stock outstanding as of April 12, 2000. Shares of Common Stock subject to options that are exercisable as of April 12, 2000 or exercisable within 60 days after such date are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock beneficially owned by the person holding such options but are not deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by any other person.

(3) Rhonda Smith and William Smith, Jr. are married to one another and own their shares of Common Stock as community property. The Smiths' beneficial ownership of the Company's Common Stock includes 11,134 shares of Common Stock and 9,110 shares of Common Stock issuable upon the exercise of currently exercisable options held by Mr. Smith and Ms. Smith, respectively.

(4) Mr. Scheussler's beneficial ownership of the Company's Common Stock consists of 172,917 shares issuable upon the exercise of options currently exercisable or exercisable within 60 days after April 12, 2000.

(5) Mr. Sperling's beneficial ownership of the Company's Common Stock consists of 97,083 shares issuable upon the exercise of options currently exercisable or exercisable within 60 days after April 12, 2000.

(6) Mr. Nelson's beneficial ownership of the Company's Common Stock consists of 6,250 shares issuable upon the exercise of options currently exercisable or exercisable within 60 days after April 12, 2000. Mr. Nelson resigned his position as an officer of the Company effective January 31, 2000.

(7) Mr. Campbell's beneficial ownership of the Company's Common Stock consists of 20,000 shares issuable upon the exercise of currently exercisable options.

(8) Mr. Stastny's beneficial ownership of the Company's Common Stock includes 10,000 shares issuable upon the exercise of currently exercisable options.

(9) Includes 320,244 shares of Common Stock subject to stock options exercisable as of April 12, 2000, or within 60 days after such date.

                        EXECUTIVE OFFICERS OF THE COMPANY

         The following table sets forth certain information regarding all executive officers of the Company as of April 12, 2000.


NAME                                               AGE                POSITION
----                                               ---                --------
William W. Smith, Jr.                              52                 Chairman of the Board, President
                                                                      and Chief Executive Officer

Robert W. Scheussler                               53                 Senior Vice President, Chief
                                                                      Operating Officer and  Director

David P. Sperling                                  31                 Vice President and Chief Technical
                                                                      Officer

Richard C. Bjorkman                                50                 Vice President-Finance and Chief
                                                                      Financial Officer

         Mr. Smith co-founded the Company and has served as Chairman of the Board, President and Chief Executive Officer since its inception in 1982. Mr. Smith was employed by Rockwell International Corporation in a variety of technical and management positions from 1975 to 1984. Mr. Smith served with Xerox Data Systems from 1972 to 1975 and RCA Computer Systems Division from 1969 to 1972 in mainframe sales and pre-sale technical roles. Mr. Smith received a B.A. in Business Administration from Grove City College.

         Mr. Scheussler joined the Company in May 1995 and has served as the Company's Chief Operating Officer since September 1999. Mr. Scheussler served as Senior Vice President-Engineering and Chief Technical Officer from May 1995 until September 1999. From May 1995 to April 1997, he was also Vice President of Operations. From February 1996 to the present, Mr. Scheussler has been a member of the Company's Board of Directors. Prior to joining the Company, from June 1973 to May 1995, Mr. Scheussler held positions with Rockwell International Corporation, most recently as the Director-Architecture and Technology at the company's Information Systems Center. Mr. Scheussler holds a B.S. in Industrial Engineering from Pennsylvania State University and an M.S. in Operations Research from Polytechnic University in New York. He also completed the Executive Program at Stanford University.

         Mr. Sperling joined the Company in April 1989 and has been the Company's Director of Software Engineering since April 1992. He assumed the Chief Technology Officer position from Mr. Scheussler in September 1999. Mr. Sperling began his professional career as a software engineer at the Company and currently has three patents pending for various telephony and Internet technologies. Mr. Sperling earned a B.S. degree in Computer Science from the University of California, Irvine.

         Mr. Bjorkman joined the Company in February 2000. Before joining the Company, Mr. Bjorkman was the Vice President - Finance for ZLand.com, from December of 1998 to January of 2000. Prior to Zland.com, Mr. Bjorkman was Vice President - Finance for Contain-A-Way from January of 1996 to November of 1998. Mr. Bjorkman has also held financial positions with Iovision, Inc., where he was the company's Chief Financial Officer from May 1993 until June of 1995 and Libbey-Owens-Ford, where he was Controller - U.S. Retail Operations from April 1989 to December 1992. Mr. Bjorkman earned his Bachelor of Science degree at California State University, Long Beach and attended the Management Policy Institute at the University of Southern California Graduate School of Business. Mr. Bjorkman is a CPA.

         Officers are elected by, and serve at the discretion of, the Board of Directors. William Smith and Rhonda Smith are married to each other. There are no other family relationships among the Company's officers or directors.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

         The following table sets forth the compensation earned by (i) the Company's Chief Executive Officer and (ii) each of the three other most highly compensated executive officers of the Company whose total cash salary and bonus for the fiscal year ended December 31, 1999 exceeded $100,000 (hereafter, with the Chief Executive Officer, referred to as the "Named Executive Officers"), for the three fiscal years ended December 31, 1999, 1998 and 1997, respectively. No other executive officer's total salary and bonus exceeded $100,000 for the fiscal year ended December 31, 1999.

                           SUMMARY COMPENSATION TABLE



                                                                                     LONG-TERM
                                                        ANNUAL COMPENSATION         COMPENSATION
                                                        -------------------         ------------

                                                                          OTHER
                                                                          ANNUAL       SECURITIES       ALL OTHER
           NAME AND                              SALARY      BONUS        COMPEN-       UNDERLYING     COMPENSATION
      PRINCIPAL POSITION              YEAR         ($)        ($)        SATION($)     OPTIONS(#)          ($)
      ------------------              ----       ------      -----       ---------     -----------     ------------
WILLIAM W. SMITH, JR.                 1999       275,000            0         0                 0         2,000(1)
Chairman of the Board,                1998       275,000            0         0                 0         1,417(1)
President and Chief Executive         1997       275,000            0         0                 0         1,900(1)
Officer

ROBERT W. SCHEUSSLER                  1999       200,000            0         0            75,000         2,000(1)
Senior Vice President                 1998       200,000            0         0            15,000         1,417(1)
and Chief                             1997       200,000            0         0            40,000         1,900(1)
Operating Officer

DAVID P. SPERLING                     1999       114,167            0         0            20,000         1,988(1)
Vice President and                    1998       105,833            0         0            30,000          8851(1)
Chief Technical Officer               1997        98,333            0         0            30,000         1,900(1)

MARK W. NELSON(2)                     1999       135,000       39,675         0                 0         1,747(1)
Former Vice President-Finance         1998       120,000       36,667         0            15,000         1,184(1)
and Chief Financial Officer           1997        18,231            0         0            60,000             0

-------

(1) These amounts represent contributions made by the Company on behalf of the Named Executive Officer to the Company's 401(k) Plan.


(2) Mr. Nelson resigned his position as an officer in the Company effective January 31, 2000.

                        OPTION GRANTS IN LAST FISCAL YEAR

         The following table provides information with respect to the stock option grants made during 1999 to the Named Executive Officers. No stock appreciation rights were granted during the fiscal year ended December 31, 1999 to the Named Executive Officers.


                                                                                             POTENTIAL REALIZABLE
                                                                                               VALUE AT ASSUMED
                                                                                             ANNUAL RATES OF STOCK
                                                                                              PRICE APPRECIATION
                                                                                                      FOR
                                                 INDIVIDUAL GRANTS                               OPTION TERM(1)
                           ---------------------------------------------------------------   ----------------------
                             NUMBER OF               PERCENT OF
                             SECURITIES            TOTAL OPTIONS
                             UNDERLYING              GRANTED TO     EXERCISE
                           STOCK OPTIONS   GRANT      EMPLOYEES     PRICE PER   EXPIRATION
           NAME              GRANTED(#)     DATE    IN 1999(%)(4)   SHARE($)(5)    DATE         5%          10%
           ----            ------------    -----    -------------   ----------- ----------      --          ---

William W. Smith, Jr.            --          --          --            --           --          --          --

Robert W. Scheussler         75,000(2)     9/24/99       20.1         1.563       9/24/09     74,025      186,826

David P. Sperling            30,000(3)     9/24/99        8.0         1.563       9/24/09     29,489       74,730

Mark W. Nelson                   --          --          --            --           --          --           --

----------------------

(1) There is no assurance provided to any Named Executive Officer or any other holder of the Company's Common Stock that the actual stock price appreciation over the applicable 10-year option term will be at the assumed 5% and 10% annual rates of compounded stock price appreciation or at any other defined level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the Named Executive Officers.

(2) Option was granted under the Company's 1995 Stock Option/Stock Issuance Plan (the "1995 Plan"). The shares subject to this option received immediate vesting.

(3) Option was granted under the Company's 1995 Plan. The shares subject to this option will vest over the optionee's period of service as follows:
         25% of the option shares upon the optionee's completion of one year of service with the Company measured from the grant date and the remaining option shares in 36 successive equal monthly installments upon the optionee's completion of each additional month of service thereafter. The shares subject to this option will immediately vest in the event the Company is acquired by merger or asset sale, unless the option is assumed by the acquiring company. The Compensation Committee, as administrator of the Company's 1995 Plan, has the discretionary authority to provide for the accelerated vesting of the option shares in the event the optionee's employment is terminated within a designated period following (i) an acquisition of the Company in which those options are assumed or (ii) a hostile take-over of the Company, whether by tender offer for more than 50% of the Company's outstanding voting securities or a change in a majority of the members of the Board of Directors through one or more contested elections for membership on the Board of Directors. Each option has a maximum term of ten years, subject to earlier termination following the optionee's cessation of service with the Company.

(4) The Company granted options to employees to purchase a total of 373,000 shares of Common Stock for the fiscal year ended December 31, 1999.

(5) The exercise price may be paid in cash or in shares of Common Stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares. The Company may also finance the option exercise by loaning the optionee sufficient funds to pay the exercise price for the purchased shares and the federal and state income tax liability incurred by the optionee in connection with such exercise.

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR END OPTION VALUE

         The following table sets forth certain information with respect to the Named Executive Officers concerning the unexercised options held by them at the end of the 1999 fiscal year. No Named Executive Officer exercised any options or stock appreciation rights during 1999, and none of the Named Executive Officers held any stock appreciation rights at the end of such year.



                            NUMBER OF             VALUE OF UNEXERCISED
                           UNEXERCISED                IN-THE-MONEY
                        OPTIONS AT YEAR END        OPTIONS AT YEAR END
                                (#)                       ($)(1)
                             ----------                -------------
          NAME               EXERCISABLE/              EXERCISABLE/
          ----               UNEXERCISABLE             UNEXERCISABLE
William W. Smith, Jr         11,134/0                      0/0

Robert W. Scheussler        154,219/28,281            95,166/13,509

David P. Sperling            91,042/60,208            12,281/27,019

Mark W. Nelson               37,188/37,813             6,141/13,509

(1) Calculated based on the market price of $2.75 per share, the closing sale price per share of the Company's Common Stock on December 31, 1999, the last trading day in 1999, minus the exercise price of the option, multiplied by the number of shares subject to the option. Of the outstanding options held by the Named Executive Officers, three option grants were in-the-money at end of the 1999 fiscal year.


              MANAGEMENT CONTRACTS AND CHANGE IN CONTROL AGREEMENTS

    None of the Named Executive Officers has an employment agreement with the Company, and the employment of each of the Named Executive Officers may accordingly be terminated at any time at the discretion of the Board of Directors. However, the Compensation Committee of the Board of Directors, as administrator of the 1995 Plan, has the authority to provide for the accelerated vesting of the shares of Common Stock subject to any outstanding options held by the Chief Executive Officer or any other executive officer and any unvested shares actually held by such individual under the 1995 Plan in the event such officer's employment were to be terminated (whether involuntarily or through a forced resignation) following (i) an acquisition of the Company by merger or asset sale in which the vesting of those options and shares does not accelerate or (ii) a hostile take-over of the Company effected through a successful tender for more than 50% of the Company's outstanding Common Stock or through a change in the majority of the members of the Board of Directors as a result of one or more contested elections for membership on the Board of Directors.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    It is the responsibility of the Compensation Committee of the Company's Board of Directors to make recommendations to the Board of Directors with respect to the base salary and bonuses to be paid to the Company's executive officers each fiscal year. In addition, the Compensation Committee has the exclusive authority to administer the 1995 Plan with respect to stock option grants and direct stock issuances made thereunder to such officers and other key employees. The following is a summary of the policies of the Compensation Committee that affect the compensation paid to executive officers, as reflected in the tables and text set forth elsewhere in this Proxy Statement.

    GENERAL COMPENSATION POLICY. Under the supervision of the Compensation Committee, the Company has developed a compensation policy that is designed to attract and retain qualified key executives critical to the Company's success and to provide such executives with performance-based incentives tied to the Company's financial success. One of the Compensation Committee's primary objectives is to have a substantial portion of each officer's compensation contingent upon the Company's performance as well as upon the individual's contribution to that performance. Accordingly, each executive officer's compensation package is fundamentally comprised of three elements: (i) base salary that reflects individual performance and expertise and is designed to be competitive with salary levels in effect at companies of similar size in the industry; (ii) variable performance awards payable in cash or equity and tied to the Company's achievement of certain goals; and (iii) long-term stock-based incentive awards that strengthen the mutuality of interests between the executive officers and the Company's stockholders.

    FACTORS. The principal factors that were considered in establishing the components of each executive officer's compensation package for the 1999 fiscal year are summarized below. However, the Compensation Committee may in its discretion apply different factors, particularly different measures of financial performance, in setting executive compensation for future years.

    - BASE SALARY. The base salary levels for the executive officers were established for the 1999 fiscal year on the basis of the following factors: personal performance, the estimated salary levels in effect for similar positions at a select group of companies with which the Company competes for executive talent, and internal comparability considerations. The Compensation Committee, however, did not rely upon any specific compensation surveys for comparative compensation purposes. Instead, the Compensation Committee made its decisions as to the appropriate market level of base salary for each executive officer on the basis of its understanding of the salary levels in effect for similar positions at those companies with which the Company competes for executive talent. Base salaries will be reviewed on an annual basis, and adjustments will be made in accordance with the factors indicated above.

    - ANNUAL INCENTIVE COMPENSATION. The Company has established a management bonus plan for the President and Chief Executive Officer. Under this plan, the President and Chief Executive Officer may earn an annual bonus up to an amount equal to 2.0% of the Company's pre-tax profits for the year, but in no event may the bonus exceed such individual's base salary for the year. Such bonus payments are subject to the further condition that the Company achieve a pre-tax profit margin of not less than 28.0%, as measured prior to the payment of any bonus to the President and Chief Executive Officer. The management bonus plan also provides for a bonus pool for the remaining employees of the Company in an amount not to exceed 2.0% of the Company's pre-tax profits for the year. The Compensation Committee will make recommendations to the Board of Directors as to the actual dollar amount of the bonus pool for the year and the portion to be allocated to the employees selected for participation for the year. Because the Company did not achieve a pre-tax profit margin of at least 28.0% in 1999, no bonuses were awarded under the plan for the 1999 fiscal year.

    - LONG-TERM INCENTIVE COMPENSATION. The Company has also implemented the 1995 Plan as a long-term equity incentive program for the Company's executive officers and other key employees. Each option grant under the 1995 Plan is designed to align the interests of the executive officer with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. The number of shares subject to each option grant is based upon the officer's tenure, level of responsibility and relative position in the Company. The Committee has established certain general guidelines in making option grants to the executive officers in an attempt to target a fixed number of unvested option shares based upon the individual's position with the Company and his or her existing holdings of unvested options. However, the Compensation Committee does not adhere strictly to these guidelines and will vary the size of the option grant made to each executive officer as it feels the circumstances warrant.

    Each option grant will allow the officer to acquire shares of the Company's Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time (up to 10 years). The option normally vests in periodic installments over a four-year period, contingent upon the executive officer's continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if he or she remains in the Company's employ, and then only if the market price of the Company's Common Stock appreciates over the option term.

    - CEO COMPENSATION. In setting the base salary for William W. Smith, Jr., the Company's President and Chief Executive Officer, the Compensation Committee sought to provide him with a level of salary competitive with the salaries paid to chief executive officers of similarly-sized companies in the industry. There was no intent on the Compensation Committee's part to have this particular component of Mr. Smith's compensation affected to any significant degree by Company's performance factors.

    COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(m). Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to publicly held corporations for compensation exceeding $1.0 million paid to certain of the corporation's executive officers. The limitation applies only to compensation that is not considered to be performance-based. The non-performance based compensation to be paid to the Company's executive officers for the 1999 fiscal year did not exceed the $1.0 million limit per officer, nor is it expected that the non-performance based compensation to be paid to the Company's executive officers for fiscal 2000 will exceed that limit. The Company's 1995 Plan is structured so that any compensation deemed paid to an executive officer in connection with the exercise of option grants made under that plan will qualify as performance-based compensation which will not be subject to the $1.0 million limitation. Because it is very unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1.0 million limit, the Compensation Committee has decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Compensation Committee will reconsider this decision should the individual compensation of any executive officer ever approach the $1.0 million level.

    It is the opinion of the Compensation Committee that the executive compensation policies and plans provide the necessary total remuneration program to properly align the Company's performance and the interests of the Company's stockholders through the use of competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long-term.


                                                     COMPENSATION COMMITTEE

                                                     Thomas G. Campbell
                                                     David M. Stastny


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The members of the Company's Compensation Committee during 1999 were Messrs. Campbell and Stastny. Neither of Messrs. Campbell and Stastny was an officer or employee of the Company at any time during the year ended December 31, 1999. No executive officer of the Company served on the Board of Directors or compensation committee of any entity that has one or more executive officers serving as members of the Company's Board of Directors or Compensation Committee.

                             STOCK PERFORMANCE GRAPH

    The following graph and information compares the cumulative total stockholder return on the Company's Common Stock against the cumulative total return of the S&P Midcap 400 Index and the S&P Midcap Computer Software & SVC Index for the same period.

                                    [GRAPH]

    The graph covers the period from September 19, 1995, the effective date of the Company's initial public offering to December 31, 1999. The graph assumes that $100 was invested on the Company's Common Stock on September 19, 1995, and in each index, and that all dividends were reinvested. No cash dividends have been declared on the Company's Common Stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

    The preceding Stock Performance Graph and the Compensation Committee Report are not considered proxy solicitation material and are not deemed filed with the Securities and Exchange Commission (the "SEC"). Notwithstanding anything to the contrary set forth in any of the Company's previous filings made under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the "1934 Act"), that might incorporate future filings made by the Company under those statutes, neither the preceding Stock Performance Graph nor the Compensation Committee Report is to be incorporated by reference into any such prior filings, nor shall such graph or report be incorporated by reference into any future filings made by the Company under those statutes.


                                                          Cumulative Total Return
                                      -----------------------------------------------------------
                                        9/15/95    12/95     12/96    12/97      12/98     12/99

SMITH MICRO SOFTWARE, INC.               100.00    46.55     33.62    13.79      14.22     18.97
PEER GROUP                               100.00   123.46    158.18   181.23     294.91   1158.44
S & P MIDCAP 400                         100.00   103.89    123.83   163.77     187.41    215.00

                  COMPLIANCE WITH SECTION 16(a) OF THE 1934 ACT

    Section 16(a) of the 1934 Act requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC and the National Association of Securities Dealers. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

    Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the fiscal year 1999, its officers, directors and greater than 10% beneficial owners complied with all Section 16(a) filing requirements applicable to such persons. Mr. Smith and Ms. Smith filed a Form 5 on February 11, 1999, relating to a joint gift of 17,000 shares of the Company's Common Stock.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

    The Company's Amended and Restated Certificate of Incorporation, as amended, and Bylaws provide for the Company's Board of Directors to be divided into three classes, as nearly equal in number as is reasonably possible, serving staggered terms that expire in different years. At each annual meeting of stockholders, the successors to the class of directors whose term expires at the time are elected to hold office for a term of three years, so that the term of one class of directors expires at each annual meeting. The preceding notwithstanding, directors serve until their successors have been duly elected and qualified or until they resign, become disqualified or disabled, or are otherwise removed.

    The Company has five directors: William W. Smith, Jr., Rhonda L. Smith, Robert W. Scheussler, Thomas G. Campbell and David M. Stastny. Messrs. Scheussler and Campbell comprise the class of directors whose term expires as of the Annual Meeting. Ms. Smith comprises the class of directors whose term expires in 2001. Messrs. Smith and Stastny comprise the class of directors whose term expires in 2002.

    The enclosed proxy will be voted, unless authority is withheld or the proxy is revoked, for the election of the nominees for election named below to hold office until the date of the Company's 2003 Annual Meeting of Stockholders or until their successors have been duly elected and qualified or until they resign, become disqualified or disabled, or are otherwise removed. In the unanticipated event that any such nominee becomes unable or declines to serve at the time of the Annual Meeting, the proxies will be voted for a substitute person nominated by the Board of Directors. The nominees for election have agreed to serve if elected, and management has no reason to believe that either nominee will be unavailable to serve.


NOMINEE AND DIRECTORS

    NOMINEE. The names of and certain information about the nominee for director are set forth below:


NAME                                               AGE                POSITION
----                                               ---                --------
Thomas G. Campbell(1)(3)                           48                 Director

Robert W. Scheussler                               53                 Director

-------------------------

(1) Member of the Audit Committee.
(2) Member of the Compensation Committee.


    Mr. Campbell became a director of the Company in July 1995. From March 1999 to the present, he has served as the President of King Printing, Inc. From July 1996 to the March 1999 he was the Vice President of Operations of Complete Concepts, Ltd., a manufacturer and distributor of women's accessories. From November 1995 to July 1996, Mr. Campbell was an independent management consultant specializing in corporate turnarounds. From February 1995 to November 1995, he served as the Chief Operating Officer of Laser Atlanta Optics, Inc. From 1990 to February 1995, he served in several senior management positions at Hayes, including Vice President of Operations and Business Development and as Chief Operating Officer and a member of the Board of Directors of Practical Peripherals, a Hayes subsidiary. Prior to 1989, Mr. Campbell was employed by Digital Equipment Corporation. Mr. Campbell attended Boston University.

    Information regarding Mr. Scheussler is included under the heading "Executive Officers of the Company."

    CONTINUING DIRECTORS. The name of and certain information about the directors comprising the class of directors whose term expires in 2002 are set forth below:


NAME                                AGE                POSITION
----                                ---                --------
William W. Smith, Jr.(3)            52                 Chairman of the Board, President
                                                       and Chief Executive Officer

David M. Stastny(1)(2)              45                 Director

-------------------------

(1) Member of the Audit Committee.
(2) Member of the Compensation Committee.
(3) Member of the Nominating Committee.

    Information regarding Mr. Smith is included under the heading "Executive Officers of the Company."

    Mr. Stastny was appointed as a director of the Company April 19, 1999. He is currently serving as the Managing Director of Centaur Partners, LLC, a high technology consulting firm and a Managing Director of Osprey Ventures, L.P., a venture capital firm. From 1996 to November 1998, he served as the Managing Director of SoundView Venture Partners, LLC. From 1993 to 1996 Mr. Stastny held the position of Managing Director of Investment Banking for Oppenheimer & Company. From 1991 to 1993 he served as Vice President of Investment Banking for Robertson, Stephens, & Company. From 1989 to 1990, he was the Vice President of Sales for Netwise, Inc. Mr. Stastny holds a B.S. in Business Administration from the University of Colorado.

    The name of and certain information about the director comprising the class of directors whose term expires in 2001 are set forth below:


NAME                                 AGE                POSITION
----                                 ---                --------
Rhonda L. Smith(1)                   49                 Vice Chairman of the Board,
                                                        Secretary and Treasurer

-------------------------

(1) Member of the Nominating Committee.

    Ms. Smith co-founded the Company and serves as the Vice-Chairman of the Board, Secretary and Treasurer. She also served as Executive Vice President and Chief Operating Officer from the Company's inception until August 1998. Ms. Smith holds an A.A. from Orange Coast College and she attended California State University Long Beach, majoring in Business Administration.

BOARD MEETINGS AND COMMITTEES

    During 1999, the Board of Directors held four meetings, one special meeting and took three actions by unanimous written consent in lieu of meetings. Each director of the Company attended at least 75% of the meetings and participated in at least 75% of the actions by written consent of the Board of Directors during 1999 and the committees of the Board of Directors of which such person is a member, to the extent he or she was a director at the time. The special meeting was called to approve the acquisition of Dolphin-Safe Software, Inc. (dba "Pacific Coast Software"). The actions by unanimous written consent addressed the acquisition of STF Technologies, Inc., appointed David M. Stastny to the Board of Directors upon accepting the resignation of F. Terry Eger and approved a restatement to the SmithMicro Software, Inc. 401(k) Profit Sharing Plan by adopting a 401(k) plan provided by Aetna Life Insurance Company and Annuity Company.

    The Board has three committees: a Compensation Committee, an Audit Committee and a Nominating Committee. The Compensation Committee administers the Company's executive compensation programs and makes recommendations to the Board of Directors concerning officer and director compensation. The Compensation Committee also has the exclusive authority to administer the 1995 Plan and to award stock options and direct stock issuances under that plan to the Company's officers. The Compensation Committee, whose members were Messrs. Campbell and Stastny during 1999, held one meeting during 1999 and took five actions by written consent in lieu of meetings during the year to address stock option grants.

    The Audit Committee supervises and makes recommendations and decisions with respect to the periodic audits of the Company's financial results. The Audit Committee, whose members were Messrs. Campbell and Stastny during 1999, held one meeting and took no actions by written consent in lieu of meetings during 1999.

    The Nominating Committee's members are Mr. Smith and Ms. Smith. The Nominating Committee receives proposed nominations to the Board of Directors, reviews the eligibility of each proposed nominee, and nominates, with the approval of the Board of Directors, new members of the Board of Directors to be submitted to the stockholders for election at the annual meetings. The Nominating Committee held one meeting and took no actions by written consent in lieu of meetings during 1999.

COMPENSATION OF DIRECTORS

    The directors do not receive compensation for services on the Board of Directors or any committee thereof but are reimbursed for their out-of-pocket expenses in serving on the Board of Directors. Non-employee members of the Board of Directors are eligible to receive periodic option grants pursuant to the Automatic Option Grant Program in effect under the 1995 Plan and will be eligible to receive discretionary awards under the 1995 Plan's Discretionary Option Grant and Stock Issuance Programs.

    Each non-employee director will receive an option grant for 10,000 shares in connection with his or her initial appointment to the Board of Directors. Each such option will have an exercise price per share equal to the closing sale price per share of Common Stock on the grant date and a maximum term of 10 years measured from the grant date. Each option will be immediately exercisable for all the option shares, but any shares purchased under the option will be subject to repurchase by the Company, at the option exercise price paid per share, in the event the optionee ceases to serve as a member of the Board of Directors prior to vesting in the option shares. The option shares will vest in a series of four successive equal annual installments over the optionee's period of service on the Board of Directors, with the first installment to vest upon his or her completion of one year of serving as a member of the Board of Directors measured from the grant date. The option shares will immediately vest in full upon certain changes in control or ownership of the Company or upon the optionee's death or disability while still serving as a member of the Board of Directors.

    At each Annual Meeting of Stockholders, each individual who will continue to serve as a non-employee member of the Board of Directors will receive an additional option grant for 2,500 shares, provided such individual has served on the Board of Directors for at least six months. Each option will have an exercise price per share equal to the closing sale price per share of Common Stock on the date of the Annual Stockholders Meeting and a maximum term of 10 years measured from such date, subject to earlier termination upon the optionee's cessation of service on the Board of Directors. The option will be immediately exercisable for all the option shares, but any shares purchased under the option will be subject to repurchase by the Company, at the option exercise paid per share, should the optionee stop serving as a member of the Board of Directors prior to the completion of one year of service measured from the grant date. On May 26, 1999, in connection with continuing service on the Board of Directors, Mr. Campbell received an option grant of 2,500 shares at an exercise price of $3.31 per share, the fair market value per share of Common Stock, on the date of grant.

STOCKHOLDER APPROVAL

    The affirmative vote of the holders of a plurality of the outstanding shares of Common Stock present or represented at the Annual Meeting is required for approval of the election of the nominees as members of the Board of Directors of the Company.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES NAMED ABOVE OR THEIR SUBSTITUTE AS SET FORTH HEREIN.

                                   PROPOSAL 2


                            APPROVAL OF AMENDMENTS TO
                    THE 1995 STOCK OPTION/STOCK ISSUANCE PLAN

      The Company's stockholders are being asked to approve an amendment to the Company's 1995 Stock Option/Stock Issuance Plan (the "1995 Plan") that will (i) increase the number of shares of Common Stock issuable under the 1995 Plan by an additional 1,000,000 shares, and (ii) change the limitation on the maximum number of shares of Common Stock for which any one individual may be granted stock options or direct stock issuances under the 1995 Plan from 250,000 shares per calendar year to 400,000 shares per calendar year.

      The share increase to the 1995 Plan will assure that the Company will have a sufficient reserve of Common Stock to provide a comprehensive equity incentive program for the Company's officers, employees and non-employee Board members in order to encourage those individuals to remain in the Company's service and more closely align their interests with those of the stockholders. The number of shares for which options will be granted to each newly-hired or continuing employee will be based both on competitive market conditions and individual performance. The proposed change to the limitation on the maximum number of shares for which any individual may be granted stock options or direct stock issuances under the 1995 Plan will provide the Company with greater flexibility in structuring equity incentive awards for senior management while continuing to ensure that any compensation deemed paid to the Company's executive officers in connection with the exercise of stock options or the direct purchase of stock granted under the Plan or their disposition of the purchased shares will qualify as tax-deductible performance-based compensation under the federal tax laws and will not otherwise be subject to the $1 million limitation per covered individual on the tax deductibility of compensation paid to certain executive officers of the Company.

      The 1995 Plan became effective upon its adoption by the Board of Directors (the "Board") in May 1995 and was approved by the stockholders in July 1995. However, the Automatic Option Grant Program became effective in connection with the initial public offering of the Company's Common Stock. The amendments to the 1995 Plan that are the subject of this Proposal were adopted by the Board as of March 31, 2000. The following is a summary of the principal features of the 1995 Plan, as most recently amended. The summary, however, does not purport to be a complete description of all the provisions of the 1995 Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Company's Secretary at the Company's principal executive offices in Aliso Viejo, California.

EQUITY INCENTIVE PROGRAMS

      The 1995 Plan contains three separate equity incentive programs: (i) a Discretionary Option Grant Program, (ii) a Stock Issuance Program, and (iii) an Automatic Option Grant Program. The principal features of each program are described below. The Compensation Committee of the Board (the "Primary Committee") currently administers the provisions of the 1995 Plan (other than the Automatic Option Grant Program) with respect to all officers and directors of the Company subject to the short-swing trading restrictions of the federal securities laws ("Section 16 Insiders"). However, the Board also may administer the 1995 Plan with respect to Section 16 Insiders. With respect to all other participants, the 1995 Plan may be administered by the Compensation Committee, a special stock option committee (the "Secondary Committee") comprised of one or more Board members appointed by the Board or the entire Board itself. Each entity, whether the Primary Committee or the Secondary Committee or the Board, will be referred to in this summary as the 1995 Plan Administrator with respect to its particular administrative functions under the 1995 Plan, and each Plan Administrator will have complete discretion (subject to the provisions of the 1995 Plan) to authorize option grants and direct stock issuances under the 1995 Plan within the scope of its administrative jurisdiction. However, all grants under the Automatic Option Grant Program will be made in strict compliance with the provisions of that program, and no administrative discretion will be exercised by any Plan Administrator with respect to the grants made under such program. Stockholder approval of the 1,000,000 share increase subject to this Proposal will also constitute pre-approval of all option grants subsequently made pursuant to the express provisions of those programs on the basis of such share increase and the subsequent exercise of those options in accordance with their terms.

SHARE RESERVE

      The maximum number of shares of the Company's Common Stock available for issuance over the term of the 1995 Plan may not exceed 2,750,000 shares, including the 1,000,000-share increase for which stockholder approval is sought under this Proposal. In no event may any individual participant in the 1995 Plan be granted stock options and direct stock issuances for more than 400,000 shares in the aggregate per calendar year, including the 150,000-share increase for which stockholder approval is sought under this Proposal, for purposes of Internal Revenue Code Section 162(m).

      The shares of Common Stock issuable under the 1995 Plan may be drawn from shares of the Company's authorized but unissued Common Stock or from shares of Common Stock reacquired by the Company, including shares repurchased on the open market.

      Shares subject to any outstanding options under the 1995 Plan (including options incorporated from the predecessor 1986 Stock Option Plan) which expire or otherwise terminate prior to exercise will be available for subsequent issuance. Unvested shares issued under the 1995 Plan and subsequently repurchased by the Company, at the option exercise or direct issue price paid per share, pursuant to the Company's repurchase rights under the 1995 Plan will also be available for reissuance.

ELIGIBILITY

      Employees, non-employee Board members, and independent consultants and advisors in the service of the Company or its parent and subsidiaries (whether now existing or subsequently established) will be eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. Non-employee members of the Board will also be eligible to participate in the Automatic Option Grant Program.

      As of April 12, 2000, four executive officers, two non-employee Board members and approximately 90 other employees and consultants were eligible to participate in the Discretionary Option Grant and Stock Issuance Programs, and two non-employee Board members were eligible to participate in the Automatic Option Grant Program.

VALUATION

      The fair market value per share of Common Stock on any relevant date under the 1995 Plan will be the closing selling price per share on that date on the Nasdaq National Market. On April 12, 2000, the closing selling price of the Company's Common Stock was $8.875 per share.

DISCRETIONARY OPTION GRANT PROGRAM

      The options granted under the Discretionary Option Grant Program may be either incentive stock options under the federal tax laws or non-statutory options. Each granted incentive stock option will have an exercise price per share not less than one hundred percent (100%) of the fair market value per share of Common Stock on the option grant date and each granted non-statutory option will have an exercise price per share of not less than eighty-five percent (85%) of the fair market value per share of Common Stock on the option grant date.

      Upon cessation of service, the optionee will have a limited period of time in which to exercise any outstanding option to the extent exercisable for vested shares. The Plan Administrator will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

STOCK ISSUANCE PROGRAM

      Shares may be issued under the Stock Issuance Program for such valid consideration under the Delaware General Corporation Law as the Plan Administrator deems appropriate, provided the value of such consideration is not less than the fair market value of the issued shares on the date of issuance. Shares may also be issued as a bonus for past services.

      The shares issued as a bonus for past services will be fully vested upon issuance. All other shares issued under the program will be subject to a vesting schedule tied to the performance of service or the attainment of performance goals. The following requirements will govern the applicable vesting schedule:

      - For any shares which are to vest solely through the participant's performance of services, the Plan Administrator will impose a minimum service period of at least two (2) years before any of the shares will vest.

      - For any shares which are to vest upon the participant's performance of services and the Company's attainment of one or more prescribed performance milestones, the Plan Administrator will impose a minimum service period of at least one (1) year.

      The Plan Administrator will have the sole and exclusive authority, exercisable upon a participant's termination of service, to vest any or all unvested shares of Common Stock at the time held by that participant, to the extent the Plan Administrator determines that such vesting provides an appropriate severance benefit under the circumstances.

AUTOMATIC OPTION GRANT PROGRAM

      Under the Automatic Option Grant Program, each individual will receive, at the time he or she first becomes a non-employee Board member, whether through election by the stockholders or appointment by the Board, an option grant for 10,000 shares of Common Stock, provided such individual was not previously in the Company's employ. In addition, at each annual stockholders meeting, including the 2000 Annual Meeting, each individual who is reelected to the Board as a non-employee Board member will automatically be granted a stock option to purchase 2,500 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six months. There will be no limit on the number of such 2,500-share options which any one non-employee Board member may receive over his or her period of Board service, and non-employee Board members who have previously served in the Company's employ will be fully eligible for one or more 2,500-share option grants over their period of Board service. Stockholder approval of the 1,000,000-share increase which is the subject of this Proposal will constitute pre-approval of each option granted on or after the date of the 2000 Annual Meeting pursuant to the provisions of the Automatic Option Grant Program on the basis of such share increase and the subsequent exercise of that option in accordance with its terms.

      Each option under the Automatic Option Grant Program will have an exercise price per share equal to one hundred percent (100%) of the fair market value per share of Common Stock on the option grant date and a maximum term of ten (10) years measured from such grant date. The option will be immediately exercisable for all the option shares, but any purchased shares will be subject to repurchase by the Company, at the exercise price paid per share, upon the optionee's cessation of Board service prior to vesting in those shares. The shares subject to each option will vest (and the Company's repurchase rights will lapse) in four (4) successive equal annual installments over the optionee's period of Board service, with the first such installment to vest upon the completion of one (1) year of Board service measured from the option grant date. The shares of Common Stock subject to each annual 2,500 - share option grant will vest upon optionee's completion of one (1) year of Board service measured from the option grant date.

      The shares subject to each outstanding automatic option grant will immediately vest should the optionee die or become permanently disabled while a Board member or should any of the following events occur while the optionee continues in Board service: (i) an acquisition of the Company by merger or asset sale, (ii) the successful completion of a tender offer for more than fifty percent (50%) of the outstanding voting securities or (iii) a change in the majority of the Board occasioned by one or more contested elections for Board membership. Each automatic option grant held by an optionee upon his or her termination of Board service will remain exercisable, for any or all of the option shares in which the optionee is vested at the time of such termination, for up to a twelve (12)-month period following such termination date.

STOCK AWARDS

      The table below shows, as to each of the Named Executive Officers in the Summary Compensation Table and the various indicated individuals and groups, the number of shares of Common Stock subject to options granted under the 1995 Plan during the period from January 1, 1999 through April 12, 2000, together with the weighted average exercise price payable per share. No direct stock issuances have been made to date under the 1995 Plan.


=================================================================================================================

                                              OPTION TRANSACTIONS
-----------------------------------------------------------------------------------------------------------------
                          Name                                 Options Granted            Weighted Average
                                                              (Number of Shares)           Exercise Price
-----------------------------------------------------------------------------------------------------------------
William W. Smith, Jr.,
   Chairman of the Board, President and Chief Executive
   Officer                                                               0                             0
-----------------------------------------------------------------------------------------------------------------
Robert W. Scheussler,
   Senior Vice President and Chief Operating Officer               125,000                        $2.643
-----------------------------------------------------------------------------------------------------------------
Richard C. Bjorkman
   Vice President Finance and Chief Financial Officer               40,000                        $3.531
-----------------------------------------------------------------------------------------------------------------
David P. Sperling,
   Vice President and Chief Technical Officer                       80,000                        $2.969
-----------------------------------------------------------------------------------------------------------------
Mark W. Nelson,
   Former Vice President-Finance and Chief Financial
   Officer(1)                                                            0                             0
-----------------------------------------------------------------------------------------------------------------
All current executive officers as a group (4 persons)(2)           245,000                        $2.803
-----------------------------------------------------------------------------------------------------------------
All current directors (other than executive officers)
as a group (2 persons)                                              12,500                        $2.262
-----------------------------------------------------------------------------------------------------------------
All employees eligible under the 1995 Plan, including
current officers who are not executive officers, as a
group (78 persons)                                                 558,000                        $2.870
=================================================================================================================


      As of April 12, 2000, 1,715,862 shares of Common Stock were subject to outstanding options under the 1995 Plan, and 1,034,138 shares remained available for future issuance, including the 1,000,000-share increase for which stockholder approval is sought under this Proposal.

NEW PLAN BENEFITS

      As of April 12, 2000, no option grants or direct stock issuances have been made under the 1995 Plan on the basis of the 1,000,000-share increase for which stockholder approval is sought under this Proposal. However, Messrs. Stastny and Campbell will each receive an option grant for 2,500 shares under the Automatic Option Grant Program upon their reelection to the Board at the 2000 Annual Meeting. Each such option will have an exercise price per share equal to the closing selling price per share of the Company's Common Stock on the Nasdaq National Market on the date of the 2000 Annual Meeting.

ACCELERATION

      In the event that the Company is acquired by merger or asset sale, each outstanding option under the Discretionary Option Grant Program which is not to be assumed or replaced by the successor corporation will automatically accelerate in full, and all unvested shares under the Stock Issuance Program will immediately vest, except to the extent the Company's repurchase rights with respect to those shares are transferred to the successor corporation. The Plan Administrator will have complete discretion to grant one or more options under the Discretionary Option Grant Program which will become fully exercisable for all option shares in the event those options are assumed in the acquisition and the optionee's service with the Company or the acquiring entity is involuntarily terminated within a designated period following such acquisition. The Plan Administrator will have similar discretion to grant options that will become fully exercisable for all the option shares should the optionee's service terminate, whether involuntarily or through a resignation for good reason, within a designated period following a change in control of the Company (whether by successful tender offer for more than fifty percent (50%) of the outstanding voting stock or by proxy contest for the election of Board members). The Plan Administrator may also provide for the automatic vesting of any outstanding shares under the Stock Issuance Program upon similar terms and conditions.

      Each option outstanding under the Automatic Option Program will also automatically accelerate in the

------------------------------
(1) Mr. Nelson resigned his position as an officer of the Company effective January 31, 2000.
(2) Excludes Mr. Nelson who resigned his position as an officer of the Company effective January 31, 2000.

event of an acquisition or change in control of the Company.

      The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

FINANCIAL ASSISTANCE

      The Plan Administrator may institute a loan program to assist one or more participants in financing the exercise of outstanding options or the purchase of shares under the 1995 Plan. The Plan Administrator will determine the terms of any such assistance. However, the maximum amount of financing provided any participant may not exceed the cash consideration payable for the issued shares plus all applicable taxes incurred in connection with the acquisition of the shares.

CHANGES IN CAPITALIZATION

      In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 1995 Plan, (ii) the number and/or class of securities for which any one person may be granted stock options and direct stock issuances under the 1995 Plan per calendar year, (iii) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members and (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder.

AMENDMENT AND TERMINATION

      The Board may amend or modify the 1995 Plan in any or all respects whatsoever, subject to any required stockholder approval under applicable law or regulation. The Board may terminate the 1995 Plan at any time, and the 1995 Plan will in all events terminate on May 24, 2005.

                         FEDERAL INCOME TAX CONSEQUENCES

OPTION GRANTS

      Options granted under the 1995 Plan may be either incentive stock options that satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options that are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

      Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two (2) years after the date the option for the shares involved in such sale or disposition was granted and more than one (1) year after the date the option was exercised for those shares. If the sale or disposition occurs before these two periods are satisfied, then a disqualifying disposition will result.

      Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

      If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

      Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

      If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

      The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

DIRECT STOCK ISSUANCE

      The tax principles applicable to direct stock issuances under the 1995 Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

      The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options granted under the 1995 Plan with exercise prices equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those option grants under the 1995 Plan will remain deductible by the Company without limitation under Section 162(m) of the Internal Revenue Code.

ACCOUNTING TREATMENT

      Under current accounting principles, neither the grant nor the exercise of options granted under the 1995 Plan with exercise prices equal to the fair market value of the option shares on the grant date will result in a direct charge to the Company's reported earnings. However, the fair value of those options is required to be disclosed in the notes to the Company's financial statements, and the Company must also disclose, in pro-forma statements to the Company's financial statements, the impact those options would have upon the Company's reported earnings were the fair value of those options at the time of grant treated as compensation expense. Whether or not granted at a discount, the number of outstanding options may be a factor in determining the Company's earnings per share on a fully-diluted basis.

      Option grants with exercise prices less than the fair market value of the shares on the grant date will result in a direct compensation expense to the Company's earnings equal to the difference between the exercise price and the fair market value of the shares on the grant date. Such expense will be accruable by the Company over the period that the option shares are to vest.

      On March 31, 1999, the Financial Accounting Standards Board issued an Exposure Draft of a proposed interpretation of APB Opinion No. 25, "Accounting for Stock Issued to Employees." Under the proposed interpretation, as modified on August 11, 1999, option grants made to non-employee consultants (but not non-employee board members) after December 15, 1998 will result in a direct charge to the Company's reported earnings based upon the fair value of the option measured initially as of the grant date and then subsequently on the vesting date of each installment of the underlying option shares. Such charge will accordingly include the appreciation in the value of the option shares over the period between the grant date of the option (or, if later, the effective date of the final interpretation) and the vesting date of each installment of the option shares.

STOCKHOLDER APPROVAL

      The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the Meeting is required for approval of the amendment to 1995 Plan. Should such stockholder approval not be obtained, then any stock options granted under the 1995 Plan on the basis of the 1,000,000-share increase which is the subject of this Proposal will terminate without ever becoming exercisable for any of the shares of Common Stock subject to those options, and no further options will be granted on the basis of that increase. However, in the absence of such stockholder approval, stock options and direct stock issuances may continue to be made under the 1995 Plan until the share reserve as last approved by the stockholders is issued.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE 1995 PLAN.

                                   PROPOSAL 3



                            APPROVAL OF AMENDMENT TO
              THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION


      The present capital structure of the Company authorizes 20,000,000 shares of Common Stock and 5,000,000 shares of preferred stock each having a par value of $.001 per share. The Board of Directors believes this capital structure is inadequate for the present and future needs of the Company. Therefore, the Board of Directors has unanimously approved the amendment to the Company's Amended and Restated Certificate of Incorporation (the "Certificate") to increase the authorized number of shares of Common Stock from 20,000,000 shares to 30,000,000 shares. The Board believes this capital structure more appropriately reflects the present and future needs of the Company and recommends such amendment and restatement to the Company's stockholders for adoption. The undesignated preferred stock may be issued from time to time in one or more series with such rights, preferences and privileges as may be determined by the Board of Directors. On March 21, 2000, 15,845,126 shares of Common Stock were outstanding and no shares of preferred stock were outstanding.

PURPOSE OF AUTHORIZING ADDITIONAL COMMON STOCK

      Authorizing an additional 10,000,000 shares of Common Stock would give the Board of Directors the express authority, without further action of the stockholders, to issue such Common Stock from time to time as the Board of Directors deems necessary. The Board of Directors believes it is necessary to have the ability to issue such additional shares of Common Stock for general corporate purposes. Potential uses of the additional authorized shares may include acquisition transactions, raising capital, equity or convertible debt financings, stock dividends or distributions and issuance of options pursuant to the Company's 1995 Stock Option/Stock Issuance Plan without further action by the stockholders, unless such action were specifically required by applicable law or rules of any stock exchange on which the Company's securities may then be listed.

      The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. In addition, an issuance of additional shares by the Company could have an effect on the potential realizable value of a stockholder's investment. In the absence of a proportionate increase in the Company's earnings and book value, an increase in the aggregate number of outstanding shares of the Company caused by the issuance of the additional shares would dilute the earnings per share and book value per share of all outstanding shares of the Company's Common Stock. If such factors were reflected in the price per share of Common Stock, the potential realizable value of a stockholder's investment could be adversely affected. The Common Stock carries no preemptive rights to purchase additional shares.

      The proposed amendment of the Certificate was approved by unanimous written consent of the directors of the Company as of March 31, 2000.

STOCKHOLDER APPROVAL

      The affirmative vote of a majority of the Company's outstanding voting shares is required for approval of the amendment to the Certificate authorizing 10,000,000 additional shares of Common Stock.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION AUTHORIZING 10,000,000 ADDITIONAL SHARES OF COMMON STOCK.

                                   PROPOSAL 4


                RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

    The accounting firm of Deloitte & Touche LLP served as the independent auditor for the Company for the fiscal year ended December 31, 1999. The Board of Directors has selected Deloitte & Touche LLP as the Company's independent auditor for the fiscal year ending December 31, 2000 and has further directed that the selection of the auditor be submitted for ratification by the stockholders at the Annual Meeting. Neither Deloitte & Touche LLP nor any of its members has any relationship with the Company or any of its affiliates except in the firm's capacity as the Company's independent auditor. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting. They will have an opportunity to make statements and will be available to respond to appropriate questions from stockholders.

    Stockholder ratification of the selection of Deloitte & Touche LLP as the Company's independent auditor is not required by the Company's Bylaws or otherwise. However, the Board of Directors is submitting the selection of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection by an affirmative vote of the holders of a majority of the Common Stock present or represented at the meeting and entitled to vote thereat, the Audit Committee and the Board of Directors will reconsider whether to retain that firm. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

                STOCKHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING

    A stockholder who intends to present a proposal at the Company's 2001 Annual Meeting of Stockholders must have submitted such proposal to the Company for inclusion in the Company's 2001 Proxy Statement and proxy card relating to such meeting not later than January 2, 2001. Stockholder proposals must be mailed to the attention of the Company's Secretary at the Company's corporate headquarters located at 51 Columbia, Suite 200, Aliso Viejo, California 92656. In addition, the proxy solicited by the Board of Directors for next year's Annual Meeting of Stockholders will confer discretionary authority to move on any stockholder proposal presented at that meeting, unless the Company receives notice of such proposal, on or before March 16, 2001.

                                  OTHER MATTERS

    Management does not know of any other matters to be brought before the Annual Meeting. If any other matter is properly presented for consideration at the Annual Meeting, it is intended that the proxies will be voted by the persons named therein in accordance with their judgment on such matters. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

    The Company's Annual Report for the fiscal year ended December 31, 1999, including audited financial statements, is being sent with this Proxy Statement to all stockholders of record as of April 12, 2000.

    COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999, AS FILED WITH THE SEC, WILL BE PROVIDED TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO RICHARD C. BJORKMAN, CHIEF FINANCIAL OFFICER, SMITH MICRO SOFTWARE, INC., 51 COLUMBIA, ALISO VIEJO, CALIFORNIA 92656.

                              COSTS OF SOLICITATION

    Proxies will be solicited on behalf of the Board of Directors by mail, telephone, other electronic means or in person. The Company will request banks, brokerage houses and other institutions to forward the soliciting material to persons for whom they hold shares and to obtain authorization for the execution of proxies. The Company will reimburse banks, brokerage houses and other institutions for their reasonable expenses in forwarding the Company's proxy materials to beneficial owners of the Common Stock. All costs associated with the solicitation of proxies will be borne by the Company. Proxies in the accompanying form which are properly executed, duly returned to the Company's management and not subsequently revoked will be voted as specified thereon.



                                       By Order of the Board of Directors,
                                       RHONDA L. SMITH
                                       Secretary
                                       Aliso Viejo, California
                                       May 1, 2000

                                                                      APPENDIX A

                           SMITH MICRO SOFTWARE, INC.

                                      PROXY

                  Annual Meeting of Stockholders, May 30, 2000

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           SMITH MICRO SOFTWARE, INC.



The undersigned stockholder of Smith Micro Software, Inc. hereby appoints William W. Smith, Jr. and Rhonda L. Smith, and each of them, proxy holders of the undersigned each with the power of substitution to represent and to vote all the shares of common stock of Smith Micro Software, Inc. held of record by the undersigned on April 12, 2000, at Smith Micro Software, Inc. Annual Meeting of Stockholders to be held on Tuesday, May 30, 2000, at 51 Columbia, Aliso Viejo, California and any adjournment thereof. The proxy holders will vote as directed by the undersigned. If the undersigned gives no directions, the proxy holders will vote in accordance with the Board's recommendations. The proxy holders will vote on such other matters as may properly come before the meeting unless the undersigned strikes out this sentence.

       (Continued, and to be marked, dated and signed, on the other side)

         YOUR BOARD RECOMMENDS FOR AND YOUR PROXY HOLDERS WILL VOTE FOR THE ELECTION OF THE FOLLOWING DIRECTORS AND THE APPROVAL AND
ADOPTION OF EACH OF THE FOLLOWING PROPOSALS:

1. To elect two (2) directors to serve on Company's Board of Directors until the 2003 Annual Meeting;

                                                     TO WITHHOLD
                                                     AUTHORITY
                                                     TO VOTE FOR
                                                     ALL           TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE WHILE
                              TO VOTE FOR ALL        NOMINEES      VOTING FOR THE REMAINDER, WRITE THAT NOMINEE'S NAME IN THE
                              NOMINEES CHECK THIS    CHECK THIS    FOLLOWING SPACE
                              BOX     [ ]            BOX   [ ]
01  Thomas G. Campbell                                                  ___________________________________________________________
02  Robert W. Scheussler
2.  FOR     AGAINST     ABSTAIN     To approve amendments to the Company's 1995 Stock Option/Stock Issuance Plan;
3.  FOR     AGAINST     ABSTAIN     To approve an amendment to the Amended and Restated Certificate of Incorporation;
4.  FOR     AGAINST     ABSTAIN     To ratify the appointment of Deloitte & Touche LLP as the Company's independent auditor for fiscal year 2000; and
5.  FOR     AGAINST     ABSTAIN     To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE MATTERS LISTED ABOVE. This Proxy confers authority to vote and shall be voted in accordance with such recommendation unless a contrary instruction is indicated. In which case, the shares represented by this Proxy will be voted in accordance with such instruction. IF NO INSTRUCTION IS SPECIFIED WITH RESPECT TO A MATTER TO BE ACTED
UPON, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD. IF ANY OTHER BUSINESS
IS REPRESENTED AT THE MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE
BOARD.

Please print the name(s) appearing
on each share certificate(s) over
which you have voting authority:  __________________________________________________________________________________________________
                                                                  (Print name(s) on certificate)
Please sign your name: ________________________________________________________________________  Date: _____________________________
                                             (Authorized Signature(s))

                                                                      APPENDIX B


                           SMITH MICRO SOFTWARE, INC.
                      1995 STOCK OPTION/STOCK ISSUANCE PLAN
                (AS AMENDED AND RESTATED THROUGH MARCH 31, 2000)

                                  ARTICLE ONE

                                     GENERAL


        I. PURPOSE OF THE PLAN

               A. This 1995 Stock Option/Stock Issuance Plan (the "Plan") is intended to promote the interests of Smith Micro Software, Inc., a Delaware corporation (the "Corporation"), by providing eligible individuals with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation (or its parent or subsidiary corporations).

               B. The Discretionary Option Grant and Stock Issuance Programs of the Plan became effective immediately upon the adoption of the Plan by the Corporation's Board of Directors. Such date is hereby designated the "Plan Effective Date." The Automatic Option Grant Program, however, became effective on the date of execution of the underwriting agreement in connection with the initial public offering of the Common Stock. Such date is hereby designated as the "Automatic Option Grant Program Effective Date."

        II. DEFINITIONS

               A. For purposes of the Plan, the following definitions shall be in effect:

               BOARD: the Corporation's Board of Directors.

               CHANGE IN CONTROL: a change in ownership or control of the Corporation effected through either of the following transactions:

                        (i) the acquisition directly or indirectly by any person
                or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept; or

                        (ii) a change in the composition of the Board over a
                period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

                        CODE: the Internal Revenue Code of 1986, as amended.

                        COMMON STOCK: shares of the Corporation's common stock.

                        CORPORATE TRANSACTION: any of the following stockholder-approved transactions to which the
Corporation is a party:

                        (i) a merger or consolidation in which securities
                possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                        (ii) the sale, transfer or other disposition of all or
                substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

                      DISABILITY: the inability of an individual to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which is expected to result in death or has lasted or can be expected to last for a continuous period of not less than twelve (12) months. However, for purposes of the Automatic Option Grant Program, Disability shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

                      EMPLOYEE: an individual who performs services while in the employ of the Corporation or one or more parent or subsidiary corporations, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

                      EXERCISE DATE: the date on which the Corporation shall have received written notice of the option exercise.

                      FAIR MARKET VALUE: the Fair Market Value per share of Common Stock determined in accordance with the following provisions:

                      - If the Common Stock is not at the time listed or admitted to trading on any national securities exchange but is traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

                  - If the Common Stock is at the time listed or admitted to trading on any national securities exchange, then the Fair Market Value shall be the closing selling price per share on the date in question on the exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

                  - If the Common Stock is on the date in question neither listed nor admitted to trading on any national securities exchange nor traded on the Nasdaq National Market, then the Fair Market Value of the Common Stock on such date shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

                  INCENTIVE OPTION: a stock option which satisfies the requirements of Code Section 422.

                  INVOLUNTARY TERMINATION: the termination of the Service of any individual which occurs by reason of:

                           (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

                           (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and any non-discretionary and objective-standard incentive payment or bonus award) by more than fifteen percent (15%) or
         (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

                  MISCONDUCT: the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any parent or subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any parent or subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any parent or subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any parent or subsidiary).

                  1934 ACT: the Securities Exchange Act of 1934, as amended from time to time.

                  NON-STATUTORY OPTION: a stock option not intended to meet the requirements of Code Section 422.

                  OPTIONEE: a person to whom an option is granted under the Discretionary Option Grant or Automatic Option Grant Program.

                  PARTICIPANT: a person who is issued Common Stock under the Stock Issuance Program.

                  PLAN ADMINISTRATOR: the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

                  PRIMARY COMMITTEE: the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders.

                  SECONDARY COMMITTEE: a committee of one (1) or more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

                  SECTION 12(G) REGISTRATION DATE: the date on which the initial registration of the Common Stock under Section 12(g) of the 1934 Act became effective.

                  SECTION 16 INSIDER: an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

                  SERVICE: the performance of services on a periodic basis for the Corporation (or any parent or subsidiary corporation) in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant or advisor, except to the extent otherwise specifically provided in the applicable stock option or stock issuance agreement.

                  10% STOCKHOLDER: the owner of stock (as determined under Code
Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or any parent or subsidiary corporation.

                  B. The following provisions shall be applicable in determining the parent and subsidiary corporations of the Corporation:

                           Any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation shall be considered to be a parent of the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                           Each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation shall be considered to be a subsidiary of the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         III. STRUCTURE OF THE PLAN

                  A. Stock Programs. The Plan shall be divided into three (3) separate components: the Discretionary Option Grant Program specified in Article Two, the Stock Issuance Program specified in Article Three and the Automatic Option Grant Program specified in Article Four. Under the Discretionary Option Grant Program, eligible individuals may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock in accordance with the provisions of Article Two. Under the Stock Issuance Program, eligible individuals may be issued shares of Common Stock directly, either through the immediate purchase of such shares at a price not less than one hundred percent (100%) of the Fair Market Value of the shares at the time of issuance or as a bonus for services rendered the Corporation or the Corporation's attainment of financial objectives. Under the Automatic Option Grant Program, each individual serving as a non-employee Board member on the Automatic Option Grant Program Effective Date and each individual who first joins the Board as a non-employee director at any time after such Effective Date shall at periodic intervals receive option grants to purchase shares of Common Stock in accordance with the provisions of Article Four, with the first such grants to be made on the Automatic Option Grant Program Effective Date.

                  B. General Provisions. Unless the context clearly indicates otherwise, the provisions of Articles One and Five shall apply to the Discretionary Option Grant Program, the Automatic Option Grant Program and the Stock Issuance Program and shall accordingly govern the interests of all individuals under the Plan.

         IV. ADMINISTRATION OF THE PLAN

                  A. The Board shall have the authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders but may delegate such authority in whole or in part to the Primary Committee.

                  B. Members of the Primary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

                  C. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish rules and regulations for the proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Discretionary Option Grant and Stock Issuance Programs or any option or share issuance thereunder.

                  D. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

                  E. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the express terms and conditions of Article Four, and the Plan Administrator shall exercise no discretionary functions with respect to option grants made pursuant to that program.

         V. OPTION GRANTS AND STOCK ISSUANCES

                  A. The persons eligible to participate in the Discretionary Option Grant Program under Article Two and the Stock Issuance Program under Article Three shall be limited to the following:

                           (i) officers and other key employees of the Corporation (or its parent or subsidiary corporations) who render services which contribute to the management, growth and financial success of the Corporation (or its parent or subsidiary corporations);

                           (ii) non-employee members of the Board; and

                           (iii) those consultants or other independent advisors who provide valuable services to the Corporation (or its parent or subsidiary corporations).

                  B. Only non-employee Board members shall be eligible to receive automatic option grants pursuant to Article Four.

                  C. The Plan Administrator shall have full authority to determine, (i) with respect to the option grants made under the Discretionary Option Grant Program, which eligible individuals are to receive option grants, the time or times when such options are to be granted, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each granted option is to become exercisable and the maximum term for which the option may remain outstanding and (ii), with respect to stock issuances under the Stock Issuance Program, the number of shares to be issued to each Participant, the vesting schedule (if any) to be applicable to the issued shares and the consideration for which such shares are to be issued.

         VI. STOCK SUBJECT TO THE PLAN

                  A. Shares of Common Stock shall be available for issuance under the Plan and shall be drawn from either the Corporation's authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 2,750,000 shares, subject to adjustment from time to time in accordance with the provisions of this Section VI.

                  B. In no event shall the aggregate number of shares of Common Stock for which any one individual participating in the Plan may be granted stock options and direct stock issuances exceed 400,000 shares per calendar year.

                  C. Should one or more outstanding options under this Plan expire or terminate for any reason prior to exercise in full (including any option cancelled in accordance with the cancellation-regrant provisions of
Section IV of Article Two of the Plan), then the shares subject to the portion of each option not so exercised shall be available for subsequent option grants under the Plan. Unvested shares issued under the Plan and subsequently repurchased by the Corporation pursuant to its repurchase rights under the Plan, shall be added back to the number of shares of Common Stock available for subsequent issuance under the Plan. In addition, should the exercise price of an outstanding option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an outstanding option under the Plan or the vesting of a direct share issuance made under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the share issuance, and not by the net number of shares of Common Stock actually issued to the holder of such option or share issuance.

                  D. Should any change be made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one individual participating in the Plan may be granted stock options and direct stock issuances in the aggregate per calendar year, (iii) the number and/or class of securities for which automatic option grants are to be subsequently made per eligible non-employee Board member under the Automatic Option Grant Program and (iv) the number and/or class of securities and price per share in effect under each option outstanding under either the Discretionary Option Grant or Automatic Option Grant Program. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                  ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM


         I. TERMS AND CONDITIONS OF OPTIONS

                  Options granted pursuant to the Discretionary Option Grant Program shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or Non-Statutory Options. Individuals who are not Employees of the Corporation or its parent or subsidiary corporations may only be granted Non-Statutory Options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; provided, however, that each such instrument shall comply with the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of
Section II of this Article Two.

                  A. Exercise Price.

                           1. The exercise price per share shall be fixed by the
Plan Administrator in accordance with the following provisions:

                           (i) The exercise price per share of Common Stock subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the Fair Market Value of such Common Stock on the grant date.

                           (ii) The exercise price per share of Common Stock subject to a Non-Statutory Option shall in no event be less than eighty-five percent (85%) of the Fair Market Value of such Common Stock on the grant date.

                           2. The exercise price shall become immediately due
upon exercise of the option and shall, subject to the provisions of Section I of Article Five, be payable in cash or check made payable to the Corporation. Should the Corporation's outstanding Common Stock be registered under Section 12(g) of the 1934 Act at the time the option is exercised, then the exercise price may also be paid as follows:

                           (i) in shares of Common Stock held by the Optionee for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                           (ii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions (a) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such purchase and (b) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

                           3. Except to the extent such sale and remittance
procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

                  B. Term and Exercise of Options. Each option granted under this Discretionary Option Grant Program shall be exercisable at such time or times and during such period as is determined by the Plan Administrator and set forth in the instrument evidencing the grant. No such option, however, shall have a maximum term in excess of ten (10) years from the grant date.

                  During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee other than by will or by the laws of descent and distribution following the Optionee's death. However, a Non-Statutory Option may be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned option may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned option (or portion thereof) shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

                  C. Termination of Service.

                           1. Except to the extent otherwise provided pursuant
to subsection C.2 below, the following provisions shall govern the exercise period applicable to any options held by the Optionee at the time of cessation of Service or death:

                           (i) Should the Optionee cease to remain in Service for any reason other than death or Disability, then the period during which each outstanding option held by such Optionee is to remain exercisable shall be limited to the three (3)-month period following the date of such cessation of Service.

                           (ii) Should such Service terminate by reason of Disability, then the period during which each outstanding option held by the Optionee is to remain exercisable shall be limited to the twelve
         (12)-month period following the date of such cessation of Service.

                           (iii) Should the Optionee die while holding one or more outstanding options, then the period during which each such option is to remain exercisable shall be limited to the twelve (12)-month period following the date of the Optionee's death. During such limited period, the option may be exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

                           (iv) Should the Optionee's Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

                           (v) Under no circumstances, however, shall any such option be exercisable after the specified expiration date of the option term.

                           (vi) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be exercisable for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service for any reason, terminate and cease to be outstanding with respect to any option shares for which the option is not at that time exercisable or in which the Optionee is not otherwise at that time vested.

                           2. The Plan Administrator shall have complete
discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding,

                           - to extend the period of time for which the option
is to remain exercisable following the Optionee's cessation of Service or death from the limited period in effect under subsection C.1 of this Article Two to such greater period of time as the Plan Administrator shall deem appropriate; provided, that in no event shall such option be exercisable after the specified expiration date of the option term; and/or

                           - to permit one or more options held by the Optionee
under this Article Two to be exercised, during the limited post-Service exercise period applicable under this paragraph C., not only with respect to the number of vested shares of Common Stock for which each such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more subsequent installments in which the Optionee would otherwise have vested had such cessation of Service not occurred.

                  D. Stockholder Rights. An Optionee shall have no stockholder rights with respect to any shares covered by the option until such individual shall have exercised the option, paid the exercise price and become the holder of record of the purchased shares.

                  E. Unvested Shares. The Plan Administrator shall have the discretion to authorize the issuance of unvested shares of Common Stock under this Discretionary Option Grant Program. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, all or (at the discretion of the Corporation and with the consent of the Optionee) any of those unvested shares. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the agreement evidencing such repurchase right.

                  F. First Refusal Rights. Until such time as the Corporation's outstanding shares of Common Stock are first registered under Section 12(g) of the 1934 Act, the Corporation shall have the right of first refusal with respect to any proposed sale or other disposition by the Optionee (or any successor in interest by reason of purchase, gift or other transfer) of any shares of Common Stock issued under this Discretionary Option Grant Program. Such right of first refusal shall be exercisable in accordance with the terms and conditions established by the Plan Administrator and set forth in the agreement evidencing such right.

         II. INCENTIVE OPTIONS

                  Incentive Options may only be granted to individuals who are Employees, and the terms and conditions specified below shall be applicable to all Incentive Options granted under the Plan. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Five shall be applicable to Incentive Options. Any Options specifically designated as Non-Statutory shall not be subject to such terms and conditions.

                  A. Dollar Limitation. The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee under this Plan (or any other option plan of the Corporation or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under the Federal tax laws during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as incentive stock options under the Federal tax laws shall be applied on the basis of the order in which such options are granted. Should the number of shares of Common Stock for which any Incentive Option first becomes exercisable in any calendar year exceed the applicable One Hundred Thousand Dollar ($100,000) limitation, then that option may nevertheless be exercised in that calendar year for the excess number of shares as a Non-Statutory Option under the Federal tax laws.

                  B. 10% Stockholder. If any individual to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the grant date, and the option term shall not exceed five (5) years measured from the grant date.

         III. CORPORATE TRANSACTION/CHANGE IN CONTROL

                  A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the

Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

                  B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

                  C. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

                  D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments to reflect such Corporate Transaction shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance under the remaining term of the Plan and (iii) the maximum number and/or class of securities for which any one person may be granted stock options and direct stock issuances under the Plan per calendar year.

                  E. The Plan Administrator shall have full power and authority to grant options under the Discretionary Option Grant Program which will automatically accelerate in the event the Optionee's Service subsequently terminates by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those options are assumed or replaced and do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate, and the shares subject to those terminated repurchase rights shall accordingly vest in full.

                  F. The Plan Administrator shall have full power and authority to grant options under the Discretionary Option Grant Program which will automatically accelerate in the event the Optionee's Service subsequently terminates by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control. Each option so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate, and the shares subject to those terminated repurchase rights shall accordingly vest in full.

                  G. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

                  H. The outstanding options shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         IV. CANCELLATION AND REGRANT OF OPTIONS

                  The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionees, the cancellation of any or all outstanding options under this Article Two and to grant in substitution new options under the Plan covering the same or different numbers of shares of Common Stock but with an exercise price per share not less than (i) one hundred percent (100%) of the Fair Market Value per share of Common Stock on the new grant date in the case of a grant of an Incentive Option, (ii) one hundred ten percent (110%) of such Fair Market Value in the case of a grant to a 10% Stockholder or (iii) eighty-five percent (85%) of such Fair Market Value in the case of all other grants.

                                 ARTICLE THREE

                             STOCK ISSUANCE PROGRAM


         I. TERMS AND CONDITIONS OF STOCK ISSUANCES

                  Shares of Common Stock may be issued under the Stock Issuance Program directly without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

                  A. The shares shall be issued for such valid consideration under the Delaware General Corporation Law as the Plan Administrator may deem appropriate, but the value of such consideration as determined by the Plan Administrator shall not be less than one hundred percent (100%) of the Fair Market Value of the issued shares of Common Stock on the issuance date.

                  B. The Plan Administrator shall have full power and authority to issue shares of Common Stock under the Stock Issuance Program as a bonus for past services rendered to the Corporation (or any parent or subsidiary). All such bonus shares shall be fully and immediately vested upon issuance.

                  C. All other shares of Common Stock authorized for issuance under the Stock Issuance Program by the Plan Administrator shall have a minimum vesting schedule determined in accordance with the following requirements:

                           (i) For any shares which are to vest solely by reason of Service to be performed by the Participant, the Plan Administrator shall impose a minimum Service period of at least two (2) years measured from the issue date of such shares.

                           (ii) For any shares which are to vest upon the Participant's completion of a designated Service requirement and the Corporation's attainment of one or more prescribed performance milestones, the Plan Administrator shall impose a minimum Service period of at least one (1) year measured from the issue date of such shares.

                  D. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and
(ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

                  E. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the

         Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

                  F. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares.

                  G. The Plan Administrator shall have full power and authority, exercisable upon a Participant's termination of Service, to waive the surrender and cancellation of any or all unvested shares of Common Stock (or other assets attributable thereto) at the time held by that Participant, if the Plan Administrator determines such waiver to be an appropriate severance benefit for the Participant.

         II. CORPORATE TRANSACTION/CHANGE IN CONTROL

                  A. All of the Corporation's outstanding
repurchase/cancellation rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent (i) those rights are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or
(ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

                  B. The Plan Administrator shall have the discretionary authority to structure one or more of the Corporation's repurchase/cancellation rights under the Stock Issuance Program in such manner that those rights shall automatically terminate, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of any Corporate Transaction in which those rights are assigned to the successor corporation (or parent thereof).

                  C. The Plan Administrator shall have the discretionary authority to structure one or more of the Corporation's repurchase/cancellation rights under the Stock Issuance Program in such manner that those rights shall automatically terminate, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of any Change in Control.

         III. SHARE ESCROW/LEGENDS

                  Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

                                  ARTICLE FOUR

                         AUTOMATIC OPTION GRANT PROGRAM


         I. ELIGIBILITY

                  The individuals eligible to receive automatic option grants pursuant to the provisions of this Article Four program shall be limited to those individuals who are serving as non-employee Board members on the Automatic Option Grant Program Effective Date or who are first elected or appointed as non-employee Board members on or after such Effective Date, whether through appointment by the Board or election by the Corporation's stockholders.

         II. TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS

                  A. Grant Dates. Option grants shall be made under this Article Four on the dates specified below:

                           1. Initial Grant. Each individual serving as a
non-employee Board member on the Automatic Option Grant Program Effective Date and each individual who is first elected or appointed as a non-employee Board member after such Effective Date shall automatically be granted, on the Automatic Option Grant Program Effective Date or on the date of such initial election or appointment (as the case may be), a Non-Statutory Option to purchase 10,000 shares of Common Stock upon the terms and conditions of this Article Four. In no event, however, shall a non-employee Board member be eligible to receive such an initial option grant if such individual has at any time been in the prior employ of the Corporation (or any parent or subsidiary corporation).

                           2. Annual Grant. On the date of each Annual
Stockholders Meeting, beginning with the first Annual Meeting held after the
Section 12(g) Registration Date, each individual who will continue to serve as a non-employee Board member shall automatically be granted, whether or not such individual is standing for re-election as a Board member at that Annual Meeting, a Non-Statutory Option to purchase an additional 2,500 shares of Common Stock upon the terms and conditions of this Article Four, provided he or she has served as a non-employee Board member for at least six (6) months prior to the date of such Annual Meeting. Non-employee Board members who have previously been in the employ of the Corporation (or any parent or subsidiary) shall be eligible to receive such annual option grants over their continued period of Board service through one or more Annual Stockholders Meetings.

                           3. No Limitation. There shall be no limit on the
number of shares for which any one non-employee Board member may be granted stock options under this Article Four over his or her period of Board service.

                  B. Exercise Price. The exercise price per share of Common Stock subject to each automatic option grant made under this Article Four shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the automatic grant date.

                  C. Payment. The exercise price shall be payable in one of the alternative forms specified below:

                           (i) full payment in cash or check drawn to the Corporation's order;

                           (ii) full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date (as such term is defined below);

                           (iii) full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date and cash or check drawn to the Corporation's order; or

                           (iv) to the extent the option is exercised for vested shares, full payment through a sale and remittance procedure pursuant to which the Optionee shall provide irrevocable written instructions to
         (I) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares and
         (II) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

                  Except to the extent the sale and remittance procedure specified above is used for the exercise of the option for vested shares, payment of the exercise price for the purchased shares must accompany the exercise notice.

                  D. Option Term. Each automatic grant under this Article Four shall have a maximum term of ten (10) years measured from the automatic grant date.

                  E. Exercisability/Vesting. Each automatic grant shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares in accordance with the applicable schedule below:

                           Initial Grant. Each initial 10,000-share automatic
grant shall vest, and the Corporation's repurchase right shall lapse, in a series of four (4) equal and successive annual installments over the Optionee's period of continued service as a Board member, with the first such installment to vest upon Optionee's completion of one (1) year of Board service measured from the automatic grant date.

                           Annual Grant. Each additional 2,500-share automatic
grant shall vest, and the Corporation's repurchase right shall lapse, upon the Optionee's completion of one (1) year of Board service measured from the automatic grant date.

                  F. Limited Transferability. During the lifetime of the Optionee, each automatic option grant may be assigned in whole or in part to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned option (or portion thereof) shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

                  G. Effect of Termination of Board Membership. The following provisions shall govern the exercise of any outstanding options held by the Optionee under this Article Four at the time the Optionee ceases to serve as a Board member:

                           (i) The Optionee (or, in the event of Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option. However, each option shall, immediately upon the Optionee's cessation of Board service, terminate and cease to remain outstanding with respect to any option shares in which the Optionee is not vested on the date of such cessation of Board service.

                           (ii) During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable at the time of the Optionee's cessation of Board service. However, should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve
         (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of such shares as fully-vested shares.

                           (iii) In no event shall the option remain exercisable after the expiration of the option term.

                  H. Stockholder Rights. The holder of an automatic option grant under this Article Three shall have none of the rights of a stockholder with respect to any shares subject to such option until such individual shall have exercised the option, paid the exercise price and become the holder of record of the purchased shares.

                  I. Remaining Terms. The remaining terms and conditions of each automatic option grant shall be the same as the terms for option grants made under the Discretionary Option Grant Program.

         III. CORPORATE TRANSACTION/CHANGE IN CONTROL

                  A. In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option under this Article Four but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for all or any portion of those shares as fully vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, all automatic option grants under this Article Four shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or parent thereof.

                  B. Each outstanding option under this Article Four which is assumed in connection with a Corporate Transaction outstanding shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issuable to the Optionee in the consummation of such Corporate Transaction, had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the class and number of securities available for issuance under the Plan following the consummation of such Corporate Transaction, and (ii) the exercise price payable per share, provided the aggregate exercise price payable for such securities shall remain the same.

                  C. In connection with any Change in Control of the Corporation, the shares of Common Stock at the time subject to each outstanding option under this Article Four but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the specified effective date for the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for all or any portion of those shares as fully vested shares of Common Stock. Each such option shall remain so exercisable for all the option shares following the Change in Control, until the expiration or sooner termination of the option term.

                  D. The automatic option grants outstanding under this Article Four shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                                  ARTICLE FIVE

                                 MISCELLANEOUS


         I. LOANS OR INSTALLMENT PAYMENTS

                  A. The Plan Administrator may, in its discretion, assist any Optionee or Participant (including an Optionee or Participant who is an officer of the Corporation) in the exercise of one or more options granted to such Optionee under the Discretionary Option Grant Program or the purchase of one or more shares issued to such Participant under the Stock Issuance Program, including the satisfaction of any Federal, state and local income and employment tax obligations arising therefrom, by (i) authorizing the extension of a loan from the Corporation to such Optionee or Participant or (ii) permitting the Optionee or Participant to pay the exercise price or purchase price for the purchased Common Stock in installments over a period of years. The terms of any loan or installment method of payment (including the interest rate and terms of repayment) shall be upon such terms as the Plan Administrator specifies in the applicable option or issuance agreement or otherwise deems appropriate at the time such exercise price or purchase price becomes due and payable. Loans or installment payments may be authorized with or without security or collateral. In all events, the maximum credit available to the Optionee or Participant may not exceed the option or purchase price of the acquired shares (less the par value of such shares) plus any Federal, state and local income and employment tax liability incurred by the Optionee or Participant in connection with the acquisition of such shares.

                  B. The Plan Administrator may, in its absolute discretion, determine that one or more loans extended under this financial assistance program shall be subject to forgiveness in whole or in part upon such terms and conditions as the Plan Administrator may deem appropriate.

         II. AMENDMENT OF THE PLAN AND AWARDS

                  A. The Board has complete and exclusive power and authority to amend or modify the Plan (or any component thereof) in any or all respects whatsoever. However, no such amendment or modification shall adversely affect rights and obligations with respect to options at the time outstanding under the Plan, nor adversely affect the rights of any Participant with respect to Common Stock issued under the Stock Issuance Program prior to such action, unless the Optionee or Participant consents to such amendment. In addition, certain amendments to the Plan may require stockholder approval pursuant to applicable laws or regulations.

                  B. (i) Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and (ii) shares of Common Stock may be issued under the Stock Issuance Program, which are in both instances in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under the Discretionary Option Grant Program or the Stock Issuance Program are held in escrow until stockholder approval is obtained for a sufficient increase in the number of shares available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess option grants or excess share issuances are made, then (I) any unexercised excess options shall terminate and cease to be exercisable and (II) the Corporation shall promptly refund the purchase price paid for any excess shares actually issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow.

         III. TAX WITHHOLDING

                  A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of stock options for such shares or the vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income tax and employment tax withholding requirements.

                  B. The Plan Administrator may, in its discretion and in accordance with the provisions of this Section III of this Article Five and such supplemental rules as the Plan Administrator may from time to time adopt (including the applicable safe-harbor provisions of Rule 16b-3 of the Securities and Exchange Commission), provide any or all holders of Non-Statutory Options (other than the automatic grants made pursuant to Article Four of the Plan) or unvested shares under the Plan with the right to use shares of Common Stock in satisfaction of all or part of the Federal, state and local income and employment tax liabilities incurred by such holders in connection with the exercise of their options or the vesting of their shares (the "Taxes"). Such right may be provided to any such holder in either or both of the following formats:

                           - The holder of the Non-Statutory Option or unvested
shares may be provided with the election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the applicable Taxes (not to exceed one hundred percent (100%)) designated by the holder.

                           - The Plan Administrator may, in its discretion,
provide the holder of the Non-Statutory Option or the unvested shares with the election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such individual (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes incurred in connection with such option exercise or share vesting (not to exceed one hundred percent (100%)) designated by the holder.

         IV. EFFECTIVE DATE AND TERM OF PLAN

                  A. The Plan was initially adopted by the Board on May 25, 1995, the Plan Effective Date, and was subsequently approved by the Corporation's stockholders on July 10, 1995.

                  B. On March 27, 1998, the Board amended the Plan to (i) increase the maximum number of shares of Common Stock authorized for issuance over the term of the Plan from 1,750,000 shares, Board members eligible to receive option grants under the Discretionary Option Grant Program and direct stock issuances under the Stock Issuance Program in effect under the Plan, (iii) allow unvested shares issued under the Plan and subsequently repurchased by the Corporation at the option exercise or direct issue price paid per share to be reissued under the Plan, (iv) remove certain restrictions on the eligibility of non-employee Board members to serve as Plan Administrator and (v) effect a series of additional changes to the provisions of the Plan (including the stockholder approval requirements) in order to take advantage of amendments effected in 1996 to Rule 16b-3 of the Securities and Exchange Commission which exempts certain officer and director transactions under the Plan from the short-swing liability provisions of the federal securities laws. The stockholders approved such changes to the Plan at the May 14, 1998 Annual Meeting. The Automatic Option Grant Program of this Plan shall in no event become effective, and no grants shall be made under such program, until the Automatic Option Grant Program Effective Date.

                  C. On March 31, 2000, the Board amended the Plan to increase the maximum number of shares of Common Stock authorized for issuance over the term of the Plan from 1,750,000 to 2,750,000 shares and to increase the limitation on the number of shares of Common Stock which may be granted to any one individual as stock options or direct stock issuances from 250,000 to 400,000 shares per calendar year. The stockholders approved such changes to the Plan at the May __, 2000 Annual Meeting.

                  D. The Plan shall terminate upon the earlier of (i) May 24, 2005 or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of the options granted under the Plan or the issuance of shares (whether vested or unvested) under the Stock Issuance Program. If the date of termination is determined under clause (i) above, then all option grants and unvested share issuances outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such grants or issuance.

         V. REGULATORY APPROVALS

                  The implementation of the Plan, the granting of any option under the Plan, the issuance of any shares under the Stock Issuance Program, and the issuance of Common Stock upon the exercise of the option grants made hereunder shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it, and the Common Stock issued pursuant to it.

         VI. USE OF PROCEEDS

                  Any cash proceeds received by the Corporation from the sale of shares pursuant to option grants or share issuances under the Plan shall be used for general corporate purposes.

         VII. NO EMPLOYMENT/SERVICE RIGHTS

                  Neither the action of the Corporation in establishing the Plan, nor any action taken by the Plan Administrator hereunder, nor any provision of the Plan shall be construed so as to grant any individual the right to remain in the employ or service of the Corporation (or any parent or subsidiary corporation) for any period of specific duration, and the Corporation (or any parent or subsidiary corporation retaining the services of such individual) may terminate such individual's employment or service at any time and for any reason, with or without cause.

         VIII. MISCELLANEOUS PROVISIONS

                  A. Except as otherwise expressly provided under the Plan, the right to acquire Common Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any Optionee or Participant.

                  B. The provisions of the Plan relating to the exercise of options and the vesting of shares shall be governed by the laws of the State of California as such laws are applied to contracts entered into and performed in such State.

                  C. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Corporation and its successors or assigns, whether by Corporate Transaction or otherwise, and the Participants and Optionees, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.

                                                                      APPENDIX C


                            CERTIFICATE OF AMENDMENT
                                       TO
                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                           SMITH MICRO SOFTWARE, INC.

                     Pursuant to Section 242 of the Delaware
                             General Corporation Law

                  SMITH MICRO SOFTWARE, INC., a Delaware corporation, hereby certifies as follows:

                  FIRST: The Amended and Restated Certificate of Incorporation of the Corporation was filed in the Office of the Secretary of State of Delaware on July 27, 1995 and a certified copy was recorded in the Office of the Recorder of New Castle County, Delaware.

                  SECOND: The following resolution was adopted setting forth the proposed amendment to the Amended and Restated Certificate of Incorporation of the Corporation:

                  RESOLVED, that SECTION (A) of ARTICLE IV of the Amended and Restated Certificate of Incorporation of the Corporation be, and it hereby is, amended to read as follows:

                  "(A) Classes of Stock: The Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which the corporation is authorized to issue is Thirty-Five Million (35,000,000) shares. Thirty Million (30,000,000) shares shall be Common Stock, par value $.001 per share, and Five Million (5,000,000) shares shall be Preferred Stock, par value $.001 per share."

                  THIRD: This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the Written Consent of the Board of Directors and by the Written Consent of the holders of all of the outstanding and issued shares of the Common Stock of the Corporation entitled to vote in accordance with Sections 141(f), 228 and 242 of the Delaware General Corporation Law.

                  IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to its Amended and Restated Certificate of Incorporation to be executed by its Secretary this ___ of May, 2000.


                                                     ---------------------------
                                                     Rhonda L. Smith, Secretary